SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 10, 2001


                         THERMALTEC INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


        Delaware                       000-30734                   11-3255619
(State of Incorporation)       (Commission File Number)          (IRS Employer
                                                               Identification #)



                  76 North Broadway, Hicksville, New York 11501
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                  516.931.5700
                    ----------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

         Not Applicable

ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable

ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.          OTHER EVENTS

         On May 16, 2001, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware amending the name of the Registrant to "TTI HOLDINGS, INC." This action was approved by the Board of Directors and a majority of shares entitled to vote.


         On May 10, 2001, the Company purchased Senior Healthcare, Inc. located at 301 West York Street, Savannah, Georgia 31401 providing Comprehensive Outpatient Rehabilitation (CORF) services throughout the state of Georgia. The company purchased Diversified Diagnostics, LLC., located at 9951 Atlantic Avenue, Suite 316, Jacksonville, Florida 32225, on the same date. Diversified Diagnostics is a diagnostic company providing patient diagnostic services nationwide. The purchase price for the acquisitions was stock of the Company in the amount equal to $1,100,000 for Senior Healthcare, and $1,000,000 for Diversified Diagnostics. The exact number of final shares to be issued to the shareholder(s) of each entity is to be determined using a formula. The formula to determine the share price used in calculating the number of shares issued to the shareholder(s) of the acquired companies considers:

         Three applicable periods relative to the value of the Company's stock

      The 30-day period prior to the acquisition;
      The 30-day period from the acquisition (inclusive of acquisition day); and A 31 to 60 day period from acquisition (inclusive of acquisition date)

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         The average  high ask price and the low bid price are averaged for each period as set forth above. In no event shall the Average Price be below $4.00 or above $15.00. The two lowest Average Prices for the three periods are then averaged to determine the share price placed at the time of acquisition.

         The Medicare/senior citizen age group (65 and older) is the largest and fastest growing segment of the population. Currently there are 38 million people enrolled in Medicare. Each day, another 10,000 people are added to the program.

         The Medicare Conditions of Participation define a CORF as a "nonresidential facility that is established and operated exclusively for the purpose of providing diagnostic, therapeutic and restorative services to outpatients for the rehabilitation of injured, disabled or sick persons at a single fixed location, by or under the supervision of a physician."

         CORF's are not new, they have existed since 1981 as a not-for-profit Medicare Part "A" provider. Congress developed CORF so that outpatient providers would have many of the same opportunities as acute care facilities, such as hospitals and nursing homes, in providing care to Medicare patients. Prior to January 1, 1999, a CORF was paid on the basis of allowable cost, less the Part "B" Medicare deductible and co-insurance. Starting in 1999, CORF's are allowed to make a profit. The Medicare Program is divided into Part "A" and Part "B" providers. Part "A" providers include: full service facilities, hospitals, nursing facilities, CORF and home health care agencies.


         Services now available to eligible Medicare patients through a CORF include, but are not limited to:

         Physician services
         Physical therapy
         Occupational therapy
         Speech therapy
         Respiratory therapy
         Prosthetic and orthodontic devices
         Social and psychological services
         Nursing care
         Sleep labs
         Cardiac therapy
         Drugs and biologicals that cannot be self-administered
         Appliances and equipment which are medically necessary and ordinarily furnished by rehabilitation facilities

         Each CORF primary license site, based on a patient's medical necessity, can provide all of the above listed and other approved services. However, each off-site facility can only provide medically necessary physical, occupational and speech therapies. By expanding the services that Medicare will pay for, CORF certification can assist an out patient rehabilitation provider to develop new programs that help it operate under Managed Care. Additionally, the strict license, medical documentation and independent quality assurance requirements in effect at the acquired CORFs also attracts profitable commercial insurance business.

         The CORF's broad range of services are convenient for an eligible patient. The access to varied CORF services can be likened to the convenience of supermarket shopping. Instead of going to separate stores for each specialty item, the shopper can buy all the products in one location. Likewise, an eligible patient needing care can obtain physical therapy, occupational therapy, speech therapy, psychological serves and any of the other services offered at one location, thus saving the patient time and increasing availability.

         Prior to January 1, 1999, a CORF was paid on the basis of allowable cost less the Part "B" Medicare deductible and co-insurance. Allowable costs included all items related to the treatment of Medicare patients and could be broken down as Indirect Costs (those not associated with any particular treatment, such as rent, telephone, utilities leases, etc.); Direct costs (those associated directly with a particular treatment, such as employee salaries, owner compensation and contractor compensation etc.) and Administrative costs (consulting and management fees, billing and accounting fees, etc.) Prior to 1999, CORF income had to be equal to allowable costs. If income exceeded the amount of allowable costs, the excess income had to be returned to Medicare. After January 1, 1999, a CORF was compensated on a fee for service basis (not based on cost).

         Since January 1, 1999, if CORF income exceeded costs, the Part "A" provider retains the difference. For example, if a provider treats 100 Medicare patients who have been prescribed Physical therapy and Occupational therapy by a medical doctor, the total billing for the 100 patients could be $300,000. After paying the physical therapist, the occupational therapist and any overhead expenses, the excess, if any, is kept by the CORF. If salaries and overhead were $200,000, the profit to the CORF would be $100,000. Under the not-for-profit system previously in place, Medicare would keep this excess amount. Under the current new system, the CORF owner keeps the excess amount.

         The Company intends to continue to acquire CORF's. The Company believes that the amounts earned by the CORF's will provide a good cash flow to the Company.

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.


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ITEM 6.          RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         Not Applicable

ITEM 7.          FINANCIAL STATEMENTS

         The Company intends to file the appropriate and necessary financial statements required within the time period set forth in the applicable rules.

ITEM 8.          CHANGE IN FISCAL YEAR

         Not Applicable



EXHIBITS

         None


         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ Andrew B. Mazzone
         ---------------------------------
         Andrew B. Mazzone
         CEO, President

                  Date:  May 16, 2001